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                        S E C U R I T Y  C A P I T A L


                             [PICTURE APPEARS HERE]


             E U R O P E A N  R E A L  E S T A T E  S H A R E S

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                                SECURITY CAPITAL

SECURITY CAPITAL
EUROPEAN REAL ESTATE SHARES

Security Capital European Real Estate Shares is a highly focused, no-load mutual fund that seeks to provide shareholders with above-average total returns, including current income and capital appreciation, primarily through investments in equity securities of publicly traded real estate companies organized principally in European countries. The long-term objective of the Fund is to achieve top-quartile total returns, as compared with other mutual funds that invest in publicly traded real estate companies organized principally in European countries, by integrating in-depth proprietary real estate market research with sophisticated capital markets research and modeling techniques.

TO OUR SHAREHOLDERS

European real estate securities significantly outperformed the broader equity markets in Europe for the year-ended 2002 for the third consecutive year. The Salomon Smith Barney European Property Index generated a +20.5% total rate of return in U.S. Dollar terms for the year 2002.

European currencies rebounded strongly in 2002, after three consecutive years of decline versus the U.S. Dollar, which contributed strongly to the returns. The British Pound gained 10.7%, the Euro 18.0% and the Swedish Krona 20.6%.

European interest rates are now as low as in late 1998, when the world was worried about the fall-out from problems in Asia and Russia, which is a strong support for a capital-intensive business like real estate. As of December 31, 2002, the Euro 10-year government bond yields 4.2%.

Annual Overview

Real estate operating markets continued to weaken throughout 2002. European office vacancies have risen 400 basis points over the last 24 months to approximately 7%. While this is a relative low absolute number, European equilibrium vacancy rates are considerably lower than in the United States. Supply growth is also projected to continue at about a 2-3% pace in most markets through 2004. Rental rates reflected this by falling approximately 10% during 2002.

Retail sales have been very resilient as the consumer benefited from lower mortgage payments and cash-outs from refinancing activities. Germany was an exception to that trend, with retail sales now almost 10% below levels seen 24 months ago. While the European shopping center supply grew by about 4% in 2001 and 2-3% in 2002, most of that development took place in Southern and Eastern Europe, which are considered "under-retailed". Barriers to entry in infill markets like Paris and London continue to be very high. Particularly in France, after the 'Loi Raffin' introduced severe restrictions on new shopping center developments, supply has been limited to about 0.5% of stock annually over the last five years.

Housing development was the strongest sector in 2002, benefiting from low interest rates and the relative strength of the consumer. Particularly Spain's housing market continues to be buoyed by above average employment growth, European Union subsidies, historically low interest rates, financing availability and the demand of Northern Europeans for second homes as vacation or retirement destinations. With border and exchange risks all but gone, the coast of Southern Spain is rapidly transforming into the "Florida of Europe".

Sweden is due to vote whether the country will join the European Monetary Union and adopt the Euro currency on September 14, 2003. This could significantly lower interest costs, as short-term interest rates in Sweden are still 100 basis points higher than within the Eurozone. Polls currently indicate the vote is a close call.

France passed laws in late 2002 that provide for the formation for tax-transparent Real Estate Investment Trusts (REITs), as long as they distribute at least 85% of fiscal earnings and 50% of all realized capital gains. Companies will have to pay a 16.5% exit tax payable over three years on all embedded capital gains in the portfolio. We expect existing c-corps to convert to the REIT structure as well as new companies to become public over the next three years. Currently, only The Netherlands and Belgium have REIT structures in place. Other European countries might make those tax-transparent structures available in the future, thereby further enhancing the value of European real estate companies to shareholders.

Fund Performance

Security Capital European Real Estate Shares ("SC-European Real Estate Shares") generated a total return for 2002 of +24.8%. These results reflect an outperformance of the Salomon Smith Barney European Property Index benchmark of 434 basis points and ranks the Fund the No. 1 real estate mutual fund in 2002 of all real estate mutual funds evaluated by Morningstar/1/. SC-European Real Estate Shares also considerably outperformed the Bloomberg European 500 Index (a pan-European diversified equity index comprising approximately 500 stocks in 15 European countries, comparable to the S&P 500 in the United States) by 4180 basis points in U.S. Dollar terms. The strength of the Euro contributed significantly to the performance. The overall impact for 2002 from currency effects on the stated returns for the SC-European Real Estate Shares was approximately 1500 basis points.

Our country overweights in Spain, France, Finland and Sweden as well as our stock selection contributed to the Fund's outperformance during 2002. We identified several stocks that outperformed the benchmark by a wide margin. The exceptionally high 50+% discount to net asset value ("NAV") for Vallehermoso and Metrovacesa in Spain narrowed significantly as controlling minority blocks in both companies were sold by Spanish banks over the last 12 months, stimulating takeover speculations. Grainger Trust of the United Kingdom had another great year with a large percentage of rent from regulated apartment units and a relatively high dividend yield. Virtually all French real estate stocks had a strong year, partly driven by the passing of laws that will allow the French c-corps to convert to tax-transparent REITs. Affecting the performance of the Fund negatively was our stock selection in the case of IVG in Germany, as well as Benchmark Group, Slough Estates and Brixton in the United Kingdom. Further deteriorating office fundamentals across Europe heightened concerns about the remaining development projects of both IVG and Brixton. Tenant bankruptcies and increasing sublease space weakened the appeal of Slough Estates and Brixton, industrial companies with most exposure in the M25 corridor around London.

We began shifting our focus away from development and value-added oriented office companies in early 2001 towards more recession-resistant sectors such as retail and residential stocks. While we continue to be very comfortable with our stance in the current uncertain macroeconomic and geopolitical environment, we are evaluating investment opportunities in more economically sensitive areas like hotels and offices on somewhat shorter-term leases. We have recently added to the Fund's office exposure in the United Kingdom by acquiring a stake in Canary Wharf. The stock lost over 50% of its value over the last two years and we were able to acquire high-quality real estate on very long-term leases with upwards only reviews at a 50% discount to its NAV. We are less excited about the investment opportunities in Spain as discounts to NAVs have narrowed and we are questioning where the additional upside within a very heated residential market will come from. We believe that the combination of numerous factors described in the first part of this report have led to an unsustainable growth in residential values and number of housing developments across Spain.

Investment Outlook

We continue to favor a more defensive portfolio strategy. The stability of retail cash flows stays very attractive in this environment. While retail companies have generally outperformed other types of commercial real estate in 2002, we still find good value there with NAV discounts in the 10-30% range. French malls remain particularly attractive due to unique regulatory supply restrictions enacted in 1996.

Among the office companies we prefer long-term leases with high-quality tenant rosters. We particularly like the lease structure in the United Kingdom, where most leases are 20-25 years with upwards-only mark-to-market reviews every five years. The bondable nature of these income streams places a solid valuation floor under many of these companies in a low growth, low interest rate environment. For example, the average lease term for British Land is 15.7 years, but the company trades at a NAV discount of over 40%.

Real estate fundamentals are increasingly impacted directly by the current recession and fall in corporate profits in Europe and globally. Tax and corporate reforms as well as increasing efficiencies and Pan-European trade are likely to improve the economic environment faster than in the United States once current global uncertainties are worked through.

We continue to view Europe as an attractive region for real estate investment. As the population continues to age and Europeans are increasingly looking for investments with a healthy income component to supplement their pension benefits in retirement, we believe there will be strong investor demand for public and private real estate investments in the years to come.

In order to avoid the impact of currency volatility between the Euro, British Pound and Swedish Krona, we anticipate maintaining mostly country neutral weightings and will continue to concentrate on a bottom-up approach to identify securities with the highest total rate of return potential.

In summary, we continue to believe that current market valuations represent an attractive alternative to uncertainties in the general equity markets. We focus on companies with strong balance sheets, high-quality real estate and attractive discounts to NAV. We favor companies with residential or retail concentrations, as we expect these sectors to outperform during the current corporate profit recession and rapidly increasing office vacancy rates across Europe. We are also well positioned to take advantage of the market's appetite for current income in uncertain equity markets.

We appreciate your continued support.

Sincerely,

/s/ Anthony R. Manno Jr.                       /s/ Kenneth D. Statz

Anthony R. Manno Jr.                           Kenneth D. Statz
President                                      Managing Director






/1/ Source: Morningstar Absolute Ranking. Overall rank is 1 among 144 real estate mutual funds for the one-year period ending December 31, 2002.

(C)2002 Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

FUND PERFORMANCE

The Fund's performance compared to a frequently used performance benchmark is shown below.

COMPARATIVE RETURNS

Average Annual Total Returns
Period Ended December 31, 2002
                                                                Since Inception
                                      One-Year   Three-Year   (6/30/98-12/31/02)

SC-European Real Estate Shares         24.79%      8.25%             7.12%

Salomon Smith Barney-
European Property Index/1/             20.45%      7.07%             3.23%

Past performance is not indicative of future results. The performance for SC-European Real Estate shares does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The performance of the above-referenced index does not include any fees or expenses, and the underlying portfolio of SC-European Real Estate Shares may differ from those of the index. (1) The Salomon Smith Barney European Property Index is a float-weighted index that includes 15 countries in Europe and the listed shares of all real estate companies with an available market capitalization (float) of at least $100 million.

GROWTH OF A $10,000 INVESTMENT
Period from June 30, 1998 to December 31, 2002





                                    [GRAPH]





------------------------------------
                             SSB-
                 SC-       European
               European    Index/1/
              ----------------------
30-Jun-1998     $10,000     $10,000
July            $10,020     $ 9,356
August          $10,050     $ 8,933
September       $10,210     $ 9,364
October         $10,390     $ 9,102
November        $10,340     $ 9,078
December        $10,325     $ 9,160
January 1999    $10,084     $ 8,933
February        $10,175     $ 9,156
March           $10,712     $ 9,278
April           $10,954     $ 9,511
May             $11,156     $ 9,656
June            $11,165     $ 9,718
July            $11,774     $10,198
August          $11,825     $10,195
September       $11,662     $10,026
October         $11,235     $ 9,676
November        $10,879     $ 9,528
December        $10,750     $ 9,401
January 2000    $10,185     $ 8,976
February        $ 9,545     $ 8,447
March           $10,236     $ 8,957
April           $ 9,996     $ 8,868
May             $10,122     $ 8,943
June            $10,688     $ 9,522
July            $10,509     $ 9,599
August          $10,740     $ 9,612
September       $10,519     $ 9,523
October         $10,067     $ 9,022
November        $10,446     $ 9,320
December        $11,316     $10,036
January 2001    $11,665     $10,398
February        $12,014     $10,392
March           $11,191     $ 9,814
April           $11,381     $10,019
May             $11,381     $ 9,978
June            $11,200     $ 9,841
July            $11,403     $ 9,992
August          $11,680     $10,236
September       $10,463     $ 9,401
October         $10,793     $ 9,491
November        $10,857     $ 9,473
December        $10,927     $ 9,581
January 2002    $11,056     $ 9,653
February        $11,605     $10,076
March           $11,982     $10,394
April           $13,155     $11,218
May             $14,102     $11,839
June            $13,710     $11,600
July            $13,265     $11,293
August          $12,982     $10,965
September       $12,188     $10,259
October         $12,960     $10,868
November        $13,275     $11,100
December        $13,635     $11,540

Past performance is not indicative of future results. The performance for SC-European Real Estate shares does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

     F U N D  F A C T S
--------------------------------------------------------------------------------
     FUND AT A GLANCE

     Minimum investment ............................... $1,000/1/

     Minimum subsequent investment ......................... $100

     Up-front sales load ................................... None

     Redemption fee ........................................ None

     Total expense ratio .................................. 1.45%

     Inception .................................... June 30, 1998

     Dividends ..................................... Declared and
                                         distributed semiannually

     Capital gains ................................. Declared and distributed annually

     Symbol ............................................... SEUIX

     CUSIP ............................................ 81414N109

     /1/ $500 for IRAs, Coverdell Education Savings and UGMA/UTMA accounts.

     FUND FACTS

     Total net assets ............................. $13.6 million

     Price/2003 EPS/1/ .................................... 21.9x

     Dividend yield/2/ ..................................... 3.7%

     Median equity
     capitalization ................................ $1.0 billion

     Number of holdings ...................................... 31

     /1/Reflects consensus EPS estimates from IBES for 2003.

     /2/Weighted average dividend yield for the securities in SC-European Real
        Estate Shares' portfolio, including cash.

     FUND DIVERSIFICATION BY COUNTRY

     Finland          3.2%
     France          18.7%
     Germany          3.1%
     Italy            2.6%
     Netherlands      8.2%
     Spain            5.2%
     Sweden           5.2%
     Switzerland      2.4%
     United Kingdom  49.1%

     Diversification by country is shown for the Fund's holdings. Other assets in excess of liabilities total 2.3%. Portfolio holdings and country weightings are subject to change.

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
SCHEDULE OF INVESTMENTS-DECEMBER 31, 2002

Shares                                                                           Market Value
---------------------------------------------------------------------------------------------
          COMMON STOCKS - 97.7%/1/
          UNITED KINGDOM - 49.1%
186,400   British Land Co. PLC                                                  $ 1,356,049
177,000   Shaftesbury PLC                                                           588,280
 74,600   Hammerson PLC                                                             567,925
 33,600   Grainger Trust PLC                                                        536,736
125,000   Canary Wharf Group PLC                                                    473,797
 52,000   Liberty International PLC                                                 472,453
 85,000   Capital & Regional PLC                                                    435,732
 60,800   Pillar Property PLC                                                       412,245
 75,000   Slough Estates PLC                                                        409,215
 82,000   Brixton PLC                                                               295,633
 20,512   Land Securities PLC                                                       259,160
 15,700   Workspace Group PLC                                                       259,261
 83,600   Benchmark Group PLC                                                       254,307
 44,600   Development Securities PLC                                                241,193
 75,100   Land Securities PLC, Series B                                             122,687
                                                                                -----------
                                                                                  6,684,673


          FRANCE - 18.7%
 11,400   Unibail                                                                   810,561
  4,764   Klepierre                                                                 644,984
  4,790   Gecina                                                                    507,350
  9,600   Societe Fonciere Lyonnaise                                                295,985
  1,575   Societe Immobiliere de Location pour l'Industrie et
            le Commerce (Silic)                                                     283,267
                                                                                -----------
                                                                                  2,542,147

          NETHERLANDS - 8.2%
 18,000   Rodamco Europe NV                                                         759,783
 17,000   Eurocommercial Properties NV                                              356,558
                                                                                -----------
                                                                                  1,116,341

          SWEDEN - 5.2%
 42,000   Drott AB                                                                  468,599
 17,600   Castellum AB                                                              246,975
                                                                                -----------
                                                                                    715,574

          SPAIN - 5.2%
 43,300   Vallehermoso SA                                                           449,546
 14,905   Inmobiliaria Colonial SA                                                  230,868
  1,026   Metrovacesa SA                                                             21,734
                                                                                -----------
                                                                                    702,148

          FINLAND - 3.2%
 76,600   Sponda Oyj                                                                437,801

          GERMANY - 3.1%
 48,063   IVG Immobilien AG                                                         418,350

          ITALY - 2.6%
790,000   Beni Stabili SPA                                                          354,586

/1/ Percentages of long-term investments are presented in this schedule by country. Percentages of long-term investments by industry are as follows:
     Diversified Real Estate 55.2%, Retail 19.0%, Office 14.5%, Industrial 5.1%, and Multifamily 3.9%.

                     See notes to the financial statements.

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
SCHEDULE OF INVESTMENTS (CONTINUED)

  Shares                                                        Market Value
  ---------------------------------------------------------------------------
           SWITZERLAND - 2.4%
   3,000   PSP Swiss Property AG                                $     324,272

           Total common stocks
                                                                -------------
           (cost $12,249,086)                                      13,295,892

           Total investments - 97.7%
                                                                -------------
           (cost $12,249,086)                                      13,295,892

           Other assets in excess of liabilities - 2.3%               306,604
                                                                -------------

           Net assets - 100.0%                                  $  13,602,496
                                                                -------------
                     See notes to the financial statements.

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
STATEMENT OF ASSETS AND LIABILITIES-DECEMBER 31, 2002

ASSETS:
   Investments, at market value (cost $12,249,086)       $   13,295,892
   Foreign currency, at value (cost $484,962)                   485,006
   Dividends receivable                                          19,237
   Receivable due from adviser                                   10,455
   Receivable for foreign tax reclaims                           16,680
   Other assets                                                   4,496
                                                         --------------
   Total assets                                              13,831,766
                                                         --------------

LIABILITIES:
   Payable for fund shares redeemed                               1,030
   Payable to custodian bank                                    169,662
   Payable to directors                                           5,769
   Payable to distributor                                         2,844
   Accrued expenses and other liabilities                        49,965
                                                         --------------
   Total liabilities                                            229,270
                                                         --------------
        Net assets                                       $   13,602,496
                                                         ==============



NET ASSETS CONSIST OF:
   Capital stock                                         $   12,421,465
   Distributions in excess of net investment income                (399)
   Accumulated undistributed net realized gain on
     investments and foreign currency transactions              131,630
   Net unrealized appreciation on investments and
     foreign currency                                         1,049,800
                                                         --------------
        Net assets                                       $   13,602,496
                                                         ==============

   Shares outstanding (50,000,000 shares of $0.01             1,135,635
   par value authorized)
   Net asset value and redemption price per share        $        11.98
                                                         ==============

                     See notes to the financial statements.

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
STATEMENT OF OPERATIONS-YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME:
   Dividend income/1/                                              $    388,696
   Interest income                                                        2,445
                                                                   -------------
   Total investment income                                              391,141
                                                                  -------------

EXPENSES:
   Investment advisory fee                                              105,753
   Transfer agent fees and expenses                                     103,764
   Administration fees                                                   85,063
   Custody and accounting fees and expenses                              72,027
   Professional fees                                                     39,693
   Distribution expense                                                  31,104
   Directors' fees and expenses                                          22,313
   Federal and state registration                                        19,764
   Insurance expense                                                     14,794
   Shareholder reports and notices                                        5,333
   Other                                                                    377
                                                                  -------------
   Total expenses before reimbursement                                  499,985

   Less: Reimbursement from adviser                                    (319,580)
                                                                  -------------
   Net expenses                                                         180,405
                                                                  -------------
        Net investment income                                           210,736
                                                                  =============

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments                                     992,215
   Net realized loss on foreign currency transactions                   (33,619)
   Change in unrealized appreciation on investments
     and foreign currency                                             1,364,032
                                                                  -------------
   Net realized and unrealized gain on investments                    2,322,628
                                                                  -------------
        Net increase in net assets resulting from operations       $  2,533,364
                                                                  =============

/1/ Net of foreign withholding taxes of $48,236.

                     See notes to the financial statements.

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
STATEMENT OF CHANGES IN NET ASSETS

                                                                     Year ended         Year ended
                                                                   Dec. 31, 2002       Dec. 31, 2001
----------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                            $    210,736       $    238,155
   Net realized gain on investments                                      992,215            117,902
   Net realized loss on foreign currency transactions                    (33,619)           (30,295)
   Change in unrealized appreciation (depreciation)
     on investments                                                    1,364,032           (704,890)
                                                                    -------------------------------
   Net increase (decrease) in net assets
     resulting from operations                                         2,533,364           (379,128)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                           3,659,926             34,403
   Shares issued to holders in reinvestment
     of dividends                                                         64,696                505
   Cost of shares redeemed                                            (2,336,864)            (4,236)
                                                                    -------------------------------
   Net increase in net assets from capital
     share transactions                                                1,387,758             30,672

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                           (177,070)          (207,048)
   From net realized gains                                              (587,651)                --
                                                                    -------------------------------
   Total distributions                                                  (764,721)          (207,048)

     Total increase (decrease) in net assets                           3,156,401           (555,504)

NET ASSETS:
   Beginning of year/1/                                               10,446,095         11,001,599
                                                                    -------------------------------
   End of year/2/                                                   $ 13,602,496       $ 10,446,095
                                                                    ===============================

/1/ Including distribution in excess of net investment income of $446 for the year ended December 31, 2001.
/2/ Including distributions in excess of net investment income of $399 for the year ended December 31, 2002.

                     See notes to the financial statements.

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
FINANCIAL HIGHLIGHTS

                                                                     Years ended December 31,                Period ended
                                                          2002          2001          2000          1999    Dec. 31, 1998/1/
                                                      ----------------------------------------------------------------------
For a share outstanding for each period:
Net asset value, beginning of period                    $ 10.15       $ 10.72       $ 10.26       $ 10.28         $10.00
                                                      ----------------------------------------------------------------------
Income from investment operations:
   Net investment income                                   0.19          0.23          0.14          0.20           0.04
   Net realized and unrealized gain
     (loss) on investments and foreign
     currency transactions                                 2.32         (0.60)         0.40          0.23           0.28
                                                      ----------------------------------------------------------------------
   Total from investment operations                        2.51         (0.37)         0.54          0.43           0.32
                                                      ----------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                   (0.16)        (0.20)        (0.08)        (0.17)         (0.02)
   Dividends in excess of net
     investment income                                       --            --            --            --          (0.02)
   Dividends from net realized gains                      (0.52)           --            --         (0.28)            --
                                                      ----------------------------------------------------------------------
   Total distributions                                    (0.68)        (0.20)        (0.08)        (0.45)         (0.04)
                                                      ----------------------------------------------------------------------
Net asset value, end of period                          $ 11.98       $ 10.15       $ 10.72       $ 10.26         $10.28
                                                      ----------------------------------------------------------------------
Total return                                              24.79%        (3.44%)        5.27%         4.12%          3.25%/2/

Supplemental data and ratios:
   Net assets, end of period ($000)                     $13,602       $10,446       $11,002       $10,582         $6,071
   Ratio of expenses to average
     net assets/4/                                         1.45%         1.45%         1.45%         1.45%          1.45%/3/
   Ratio of net investment income
     to average net assets/4/                              1.69%         2.18%         1.37%         1.84%          1.32%/3/

   Portfolio turnover rate                                45.67%        33.16%        94.35%        61.37%            --%

/1/  Fund commenced operations June 30, 1998.
/2/  Not annualized.
/3/  Annualized.
/4/ Without voluntary expense reimbursements of $319,580, $223,080, $299,721, $337,352 for the years ended December 31, 2002, 2001, 2000, and 1999, and
     $155,345 for the period ended December 31, 1998, the ratios of expenses to average net assets would have been 4.02%, 3.50%, 4.41%, 4.32% and 9.66%, respectively, and the ratio of net investment income (loss) to average net assets would have been (0.87%), 0.14%, (1.60%), (1.03%) and (6.89%), respectively.

                     See notes to the financial statements.

SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES
NOTES TO THE FINANCIAL STATEMENTS-DECEMBER 31, 2002

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Security Capital European Real Estate Shares ("the Fund") is a non-diversified investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), which is an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), and is a Maryland corporation. SC-REMFs is comprised of two investment portfolios, the Fund and Security Capital U.S. Real Estate Shares. The Fund commenced operations on June 30, 1998.

   The Fund seeks to provide shareholders with above-average total returns, including current income and capital appreciation, primarily through investments in equity securities of publicly traded real estate companies organized principally in European countries. Long-term, the Fund's objective is to achieve top-quartile total returns as compared with other mutual funds that invest in publicly traded real estate companies organized principally in European countries.

   The following is a summary of significant accounting policies consistently followed by the Fund.

   a) Investment Valuation -- Each day securities are valued at the last sales price from the principal exchange on which they are traded. Securities that have not traded on the valuation date, or securities for which sales prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values determined by, or under the direction of, the Board of Directors' Valuation Committee. Temporary cash investments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

   b) Federal Income Taxes -- No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. As of December 31, 2002, the Fund has elected for Federal income tax purposes to defer a $399 current year post October currency loss as though the loss was incurred on the first day of the next fiscal year.

   c) Distributions to Shareholders -- Dividends from net investment income are declared and paid semiannually. The Fund intends to distribute net realized capital gains, if any, at least annually, although the Fund's Board of Directors may in the future decide to retain realized capital gains and not distribute them to shareholders.

   The tax character of distributions paid to shareholders during the years ended December 31, 2002 and 2001 were as follows:

                                                         2002          2001
                                                      ------------------------
     Distributions paid from:
     Ordinary income                                  $ 225,306     $ 260,020
     Foreign withholding taxes                          (48,236)      (52,972)
                                                      ------------------------
     Total ordinary income distributions paid           177,070       207,048
     Long-term capital gain                             587,651            --
                                                      ------------------------
     Total                                            $ 764,721     $ 207,048
                                                      ========================

   Distributions will automatically be paid in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have distributions paid in cash.

   Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes.

These differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC's) and losses deferred due to wash sales. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

  Undistributed ordinary income                     $     2,595
  Undistributed long-term capital gain                  166,662
  Unrealized appreciation                             1,011,774
  Accumulated net realized loss                              --
                                                    -----------
  Total                                             $ 1,181,031
                                                    ===========

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

d) Foreign Currency -- The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of investments and foreign currency. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions and foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investments.

e) Repurchase Agreements -- The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Board of Directors. In a repurchase agreement, a fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book-entry transfer to the account of the Fund's custodian. If the seller is unable to make timely repurchase, the Fund's expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the fund may be delayed.

f) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g) Other -- Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions, using the specific identification method for both financial reporting and federal income tax purposes, by comparing the original cost of the security lot sold with the net sales proceeds. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Net investment income from foreign issuers may be subject to withholding taxes by the foreign issuer's country, thereby reducing the Fund's net investment income when those taxes may be recaptured.

2. CAPITAL SHARE TRANSACTIONS

   Transactions in shares of the Fund were as follows:

   Year Ended December 31, 2002:
--------------------------------------------------------------------------------------------
                                                                     Amount          Shares
                                                                 ---------------------------
     Shares sold                                                 $   3,659,926       288,856
     Shares issued to holders in reinvestment of dividend               64,696         5,414
     Shares redeemed                                                (2,336,864)     (187,989)
                                                                 ---------------------------
     Net increase                                                $   1,387,758       106,281
                                                                 ===========================

Year Ended December 31, 2001:
--------------------------------------------------------------------------------------------
                                                                      Amount         Shares
                                                                 ---------------------------
     Shares sold                                                 $      34,403         3,377
     Shares issued to holders in reinvestment of dividends                 505            50
     Shares redeemed                                                    (4,236)         (420)
                                                                 ---------------------------
     Net increase                                                $      30,672         3,007
                                                                 ===========================

3. INVESTMENT TRANSACTIONS

   The aggregate purchases and sales of long-term investments by the Fund for the year ended December 31, 2002, were $6,460,334 and $5,390,232 respectively.

   At December 31, 2002, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

      Appreciation                       $1,513,719
      (Depreciation)                       (501,945)
                                         ----------
      Net appreciation on investments    $1,011,774
                                         ==========

   At December 31, 2002, the cost of investments for federal income tax purposes was $12,284,118.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

   SC-REMFs has entered into an Investment Advisory Agreement with Security Capital Research & Management Incorporated ("SC-R&M"). SC-R&M was formerly an indirect, wholly owned subsidiary of Security Capital Group Incorporated ("Security Capital"). On December 14, 2001, Security Capital and GE Capital Corp. ("GE Capital"), through its commercial real estate business, announced that they had entered into a definitive agreement for GE Capital to acquire Security Capital. The transaction was approved by the Board of Directors of both companies. Security Capital shareholders voted to approve the acquisition on May 14, 2002. As a result, SC-R&M is now a wholly owned subsidiary of GE Capital. Pursuant to the Advisory Agreement, SC-R&M is entitled to receive a management fee, calculated daily and payable monthly, at the annual rate of 0.85% as applied to the Fund's average daily net assets.

   SC-R&M voluntarily agrees to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.45% of the average net assets, computed on a daily basis, for the year ended December 31, 2002. SC-R&M has extended this agreement through at least December 31, 2003.

   SC-R&M also serves as the Fund's administrator. SC-R&M charges the Fund an administrative fee calculated daily and payable monthly, at the annual rate of 0.02% of the Fund's average daily net assets.

     State Street Bank and Trust Company ("State Street"), a publicly held bank holding company, serves as sub-administrator, custodian, and accounting services agent for the Fund. Sub-administration, custodian, and accounting services will be charged by State Street according to contractual fee schedules agreed to by the Fund.

     Boston Financial Data Services, Inc. ("BFDS"), a privately held company and an affiliate of State Street, serves as transfer agent for the Fund. Transfer agent services will be charged by BFDS according to contractual fee schedules agreed to by the Fund.

5.   CONCENTRATION OF RISKS

     The Fund will invest a substantial portion of its assets in publicly-traded real estate companies organized principally in European nations. The Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks) because of its policy of concentration in the securities of companies in the real estate industry. Such risks include declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in real estate taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the cleanup of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to customers and changes in interest rates.

     The Fund will invest primarily in foreign securities. Substantial risks are involved when investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization, or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are generally not subject to the same accounting and auditing and financial reporting standards as those for U.S. companies, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts.

     Also most foreign countries withhold portions of income and dividends at the source requiring investors to reclaim taxes withheld.

     The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

     The foregoing discussion is general in nature and is subject to the risk considerations described in the Fund's Prospectus and Statement of Additional Information.

6.   DISTRIBUTION AND SERVICING PLAN

     The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). Under the Plan, the Fund pays to Macquarie Capital Partners LLC (the "Distributor"), in its capacity as principal distributor of the Fund's shares, a monthly distribution fee equal to, on an annual basis, 0.25% of the value of the Fund's average daily net assets.

     The Distributor may use the fee for services performed and expenses incurred by the Distributor in connection with the distribution of the Fund's shares and for providing certain services to shareholders.

   The Distributor may pay third parties with respect of these services such amounts as it may determine. For the year ended December 31, 2002, the Fund has made payments totaling $30,466 as required by the adopted Plan.

7. PRINCIPAL SHAREHOLDERS

   As of December 31, 2002, SC Realty Incorporated, a wholly-owned subsidiary of GE Capital, owned 90.3% of the Fund's total outstanding shares.

8. SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

   On September 6, 2002, the Fund held a special meeting of its shareholders for the purpose of approving a new Investment Advisory Agreement (the "Agreement"). This meeting was prompted by the acquisition of Security Capital, the parent company of the Fund's investment advisor, SC-R&M, by GE Capital, a subsidiary of General Electric Co. This Agreement was approved by the shareholders. The results of the voting for the Special Meeting were 1,076,093 shares, representing 95.0% of total shares, voted in favor and 57,054 shares, representing 5.0% of total shares, withheld their votes.

9. CHANGE IN INDEPENDENT AUDITORS (UNAUDITED)

   On November 4, 2002, the Board of Directors of the Fund, upon the recommendation of the Board's Audit Committee, approved a change of the Fund's independent auditors from Arthur Andersen LLP to KPMG, LLP. For the year ended December 31, 2001, Arthur Andersen LLP's audit report on the Fund's financial statements contained no adverse opinion or disclaimer of opinion; nor was their report qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference to the disagreements in their report.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
Security Capital European Real Estate Shares:

We have audited the accompanying statement of assets and liabilities of Security Capital European Real Estate Shares (the "Fund"), including the schedule of investments, as of December 31, 2002, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for each of the years or periods in the four year period ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on that statement and those financial highlights in their report dated January 29, 2002.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Security Capital European Real Estate Shares as of December 31, 2002, and the results of its operations, the changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

                                                       KPMG LLP

Chicago, Illinois
February 14, 2003

DIRECTORS AND OFFICERS

                                                                                                  Number of
                                                                                                Portfolios in         Other
                                            Term of Office             Principal                Fund Complex      Directorships
  Name, Address          Position(s) Held   and Length of            Occupation(s)              Overseen by          Held by
     and Age              with the Fund      Time Served          During Past 5 Years             Director           Director
------------------------------------------------------------------------------------------------------------------------------------
Anthony R. Manno Jr./1/    Chairman of      Term:            Managing Director and President        Two        Director of Security
11 S. LaSalle Street       the Board of     Indefinite/2/    of SC-R&M since January 1995.                     Capital Preferred
Second Floor               Directors,       Time Served:                                                       Growth Incorporated
Chicago, Illinois          Managing         6 years          Member of the Investment                          and Bulgarian
60603                      Director and                      Committee of Security Capital                     American Enterprise
Age: 50                    President                         from March 1994 to June 1996.                     Fund.

                                                             Managing Director of LaSalle
                                                             Partners Limited from March
                                                             1980 to March 1994.

Robert H. Abrams           Director         Term:            Senior Lecturer Dept. of City and      Two        Director of Cayuga
11 S. LaSalle Street                        Indefinite/2/    Regional Planning, College of                     Medical Center.
Second Floor                                Time Served:     Architecture, Art & Planning at
Chicago, Illinois                           6 years          Cornell University since 1992.
60603
Age: 70                                                      Founding Director of the Program
                                                             in Real Estate at Cornell
                                                             University in 1995.

Stephen F. Kasbeer         Director         Term:            Treasurer, Senior Vice President       Two        Director of
11 S. LaSalle Street                        Indefinite/2/    and Chief Investment Officer  of                  Commonfund
Second Floor                                Time Served:     Loyola University Chicago from                    Endowment Realty
Chicago, Illinois                           6 years          1981 to 1994. President of Loyola                 Investors II, Inc.
60603                                                        Management Co. from 1989 to                       and Coronado Hospital
Age: 78                                                      1994.                                             Foundation.

George F. Keane            Director         Term:            Chairman of the Board of Trigen        Two        Director of the
11 S. LaSalle Street                        Indefinite/2/    Energy Corporation from 1994 to                   Bramwell Funds,
Second Floor                                Time Served:     March 2000.                                       Longview Oil and
Chicago, Illinois                           6 years                                                            Gas Group, Nicholas
60603                                                        Founding Chief Executive of the                   Applegate Mutual
Age: 73                                                      Endowment Realty Investors in                     Funds, Universal
                                                             1998 and The Common Fund in 1971.                 Bond Fund and
                                                                                                               Universal Stainless
                                                                                                               Alloy Products.

Kenneth D. Statz           Managing          Time Served:    Managing Director of SC-R&M            Not                 Not
11 S. LaSalle Street       Director          6 years         since November 1997, Senior        Applicable         Applicable
Second Floor                                                 Vice President July 1996 to
Chicago, Illinois                                            November 1997 and Vice
60603                                                        President from March 1995 to
Age: 44                                                      July 1996.

                                                             Vice President and Senior Analyst
                                                             in the Investment Research
                                                             department of Goldman Sachs & Co.,
                                                             from February 1992 to January 1995.

/1/  "Interested person" as defined in the 1940 Act.
/2/  Directors serve an indefinite term until his successor is elected.

                                                                                                Number of
                                                                                              Portfolios in      Other
                                             Term of Office         Principal                  Fund Complex   Directorships
        Name, Address     Position(s) Held   and Length of         Occupation(s)               Overseen by      Held by
          and Age          with the Fund      Time Served       During Past 5 Years             Director        Director
     ----------------------------------------------------------------------------------------------------------------------
     Kevin W. Bedell       Senior Vice        Time Served:  Senior Vice President of SC-           Not            Not
     11 S. LaSalle Street  President          6 years       R&M since November 1997 and         Applicable     Applicable
     Second Floor                                           Vice President from July 1996 to
     Chicago, Illinois                                      November 1997.
     60603
     AGE: 47                                                Equity Vice President and
                                                            Portfolio Manager of LaSalle
                                                            Partners Limited from January
                                                            1987 to January 1996.

     Alexander K. Daggett  Vice President-    Time Served:  Vice President of SC-R&M since         Not            Not
     11 S. LaSalle Street  Client Services    5 years       March 1998.                         Applicable     Applicable
     Second Floor
     Chicago, Illinois                                      National Sales Manager for
     60603                                                  Marshall Funds from January
     Age: 53                                                1997 to December 1997.

     Jeffrey C. Nellessen  Chief Financial    Time Served:  Chief Financial Officer of SC-         Not            Not
     11 S. LaSalle Street  Officer,           6 years       R&M since December 2002 and         Applicable     Applicable
     Second Floor          Treasurer and                    Vice President and Controller
     Chicago, Illinois     Assistant                        from March 1997 to December
     60603                 Secretary                        2002.
     Age: 41

                                                            Controller, Manager of Client
                                                            Administration and Compliance
                                                            Officer at Strong Capital
                                                            Management from June 1988 to
                                                            March 1997.

     David T. Novick       Vice President     Time Served:  General Counsel of SC-R&M              Not            Not
     11 S. LaSalle Street  and Secretary      5 years       since August 2002. Senior Vice      Applicable     Applicable
     Second Floor                                           President of Security Capital from
     Chicago, Illinois                                      March 2001 to July 2002 and
     60603                                                  Vice President from June 1998 to
     Age: 38                                                March 2001.

                                                            Partner with the law firm of
                                                            Katten Muchin and Zavis from
                                                            September 1989 to June 1998.

     Michael J. Heller     Assistant          Time Served:  Controller of SC-R&M since             Not            Not
     11 S. LaSalle Street  Treasurer          5 years       December 2002 and Assistant         Applicable     Applicable
     Second Floor                                           Controller from October 1997 to
     Chicago, Illinois                                      December 2002.
     60603
     Age: 33                                                Member of the audit team at
                                                            McGladrey & Pullen, LLP from
                                                            August 1992 to October 1997.

INVESTMENT MANAGEMENT TEAM

Anthony R. Manno Jr.
Director, Chairman and President

Kenneth D. Statz
Managing Director

Kevin W. Bedell
Senior Vice President

Bernard Krieg
Vice President

Matthew D. Hansen
Securities Trader

David T. Cheng
Analyst

INVESTMENT ADVISER

Security Capital Research &
Management Incorporated
11 South LaSalle Street, Second Floor
Chicago, Illinois 60603
1-888-SECURITY

TRANSFER AGENT

Boston Financial Data Services, Inc.
P.O. Box 8121
Boston, Massachusetts 02266-8121
1-800-409-4189

INDEPENDENT AUDITORS

KPMG, LLP
303 East Wacker Drive
Chicago, Illinois 60601

LEGAL COUNSEL

Mayer, Brown, Rowe & Maw
1675 Broadway
New York, New York 10019

                                     [LOGO]
                                SECURITY CAPITAL

                11 South LaSalle Street, Chicago, Illinois 60603
                                 1-888-SECURITY
                             www.securitycapital.com